Exhibit 32
Certifications Pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of TouchStone Software, Corporation. for the period ended December 31, 2005 as filed with the Securities Exchange Commission as of the date hereof (the “Report”), I, Jason K. Raza, President and Chief Executive Officer, and I, Michelle Carrozzella, Accounting Manager of TouchStone Software Corporation, hereby certify, pursuant to 18 U.S.C.ss. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities  Exchange Act of 1934, as amended; and

2. the information contained in the Report fairly presents, in all material  aspects, the financial  condition and results of operations of TouchStone Software, Corp.

Date: March 27, 2006	By:	/s/ Jason K. Raza
Jason K. Raza
President and Chief Executive Officer

Date: March 27, 2006	By:	/s/ Michelle L. Carrozzella
Michelle L. Carrozzella
Accounting Manager

A signed original of this written statement required by Section 906, or other documentation authenticating, acknowledging, or otherwise adopting the signature that appears in the typed form within the electronic version of this written statement required by the Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

This certification “accompanies” the Annual Report on Form 10-KSB to which it relates, is not deemed filed with the Securities and Exchange Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Security Exchange Act of 1934, as amended (whether made before or after the date of the Annual Report on Form 10-KSB, irrespective of a general incorporation language contained in such filings).